Exhibit 10.2

ADDENDUM TO THE EMPLOYMENT CONTRACT - Shun-Chih Chuang

The following provisions shall form part of the Employment Contract:

The Employer granted 150,000 share of Class A warrant at exercise price of $0.50 over 3-year period vesting every year starting on January 1, 2022.

This Addendum supplements, revokes and/or supersedes inconsistent provisions of the Employment Agreement/Contract dated August 16, 2019.

/s/ Yin-Chieh Cheng	/s/ Shun-Chieh Chuang
Yin-Chieh Cheng EMPLOYER	Shun-Chieh Chuang EMPLOYEE
Date: December 31, 2021	Date: December 31, 2021